SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:


                Date of Report (Date of earliest event reported:)
                        November 10, 2003 November 10, 2003)

                     American Physicians Service Group, Inc.
             (Exact name of registrant as specified in its charter)


     Texas                        0-11453                         75-1458323
  (State of               (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)



     1301 Capitol of Texas Highway
              Suite C-300
              Austin, Texas                                      78746
(Address of principal executive offices)                      (Zip Code)



                                 (512) 328-0888
              (Registrant's telephone number, including area code)




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Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On November 10, 2003, American Physicians Service Group, Inc. issued a press release entitled, "American Physicians Service Group, Inc. Reports Third Quarter Earnings Per Share Up 138% on 39% Increase in Revenue." The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              American Physicians Service Group, Inc.



Date: November 10, 2003         By:  /s/ W.H. Hayes
                                ----------------------------------------------

                                Name:    W.H. Hayes
                                ----------------------------------------------

                                Title:   Sr VP - Finance
                                ----------------------------------------------



                                      2
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                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

99.1 Press Release issued by American Physicians Service Group, Inc., on November 10, 2003.